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                                                                   EXHIBIT 10.26

                           [MERRILL LYNCH LETTERHEAD]

                                                June 4, 1996

The Hallwood Group Incorporated
3710 Rawlins Street, Suite 1500
Dallas, TX 75219-4236

        RE: WCMA LINE OF CREDIT INCREASE

Ladies And Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and The Hallwood Group Incorporated ("Customer") with respect to: (i) that certain WCMA NOTE AND LOAN AGREEMENT NO. 207-07U28 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" the Loan Documents are hereby amended as follows:

1. The term "Maximum WCMA Line of Credit" shall mean an amount equal to the lesser of: (A) 50% of the immediate liquidation value of all cash, instruments, securities and other property of whatever kind or description now and hereafter in or controlled by any Merrill Lynch securities accounts which have been assigned to MLBFS as security for the Obligations, or (B) $7,000,000.00. Increases and decreases in the Maximum WCMA Line of Credit may be made by MLBFS pursuant to said formula at any time or times without notice. However, MLBFS will not in any event be obligated to make any increase in the Maximum WCMA Line of Credit pursuant to said formula more than once in any calendar month.

2. The "Line Fee" for the period ending April 30, 1997, is hereby increased to $35,000.00, of which $10,000.00 (the "Additional Fee") is now due and owing. Customer hereby authorizes and directs MLBFS to charge the Additional Fee to WCMA Account No. 207-07U28 on or at any time after the Effective Date.

Except as expressly modified hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions. Nothing herein shall be deemed to extend the Maturity Date of the WCMA Line of Credit.

Customer acknowledges, warrants and agrees, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) Customer
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The Hallwood Group Incorporated
June 4, 1996
Page No. 2

does not have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and
(iv) Customer does not have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

The amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (i) Customer shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith;
(ii) AN ADDITIONAL 719,682 SHARES OF SHOWBIZ PIZZA TIME, INC. STOCK SHALL BE RECEIVED AND DEPOSITED INTO PLEDGED COLLATERAL ACCOUNT #207-07U29; (iii) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; and (iv) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14 days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By: /s/ MICHAEL R. CHOCK
    -------------------------------------
    Michael R. Chock
    Credit Services Account Manager

Accepted:

THE HALLWOOD GROUP INCORPORATED

By: /s/ MELVIN J. MELLE
    -------------------------------------
Printed Name: Melvin J. Melle
             ----------------------------
Title: Vice President & C.F.O.
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